GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

January 31, 2021 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 3.2%
Banks(a)(b)(c) – 0.2%
Banco Industrial SA/Guatemala (5 Year CMT + 4.442%)
$341,000	4.875%		01/29/31	$ 348,673

Commercial Services(a)(b)(d)(e) – 0.0%
Cenveo Corp.
1,315,000	8.500		09/15/22	1,119

Energy-Alternate Sources(a)(b) – 0.2%
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA
348,000	5.375		12/30/30	351,758

Internet(a)(b) – 0.3%
Prosus NV
523,000	3.832		02/08/51	509,141

Oil Field Services(b) – 1.3%
Empresa Nacional del Petroleo
334,000	3.750		08/05/26	363,434
Petronas Capital Ltd.
371,000	4.550	(a)	04/21/50	477,848
400,000	4.800		04/21/60	553,408
Saudi Arabian Oil Co.(a)
690,000	1.250		11/24/23	697,762

				2,092,452

Pipeline(a) – 0.3%
Galaxy Pipeline Assets Bidco Ltd.
466,000	2.625		03/31/36	468,838

Real Estate Investment Trust(a)(b) – 0.9%
New Residential Investment Corp.
1,500,000	6.250		10/15/25	1,496,250

TOTAL CORPORATE OBLIGATIONS (Cost $6,067,793)				$ 5,268,231

Shares	Description	Value

Common Stocks – 36.0%
Aerospace & Defense*(f) – 0.5%
15,995	Aerojet Rocketdyne Holdings, Inc.	$ 832,380

Air Freight & Logistics – 0.2%
1,902	DSV PANALPINA A/S	296,760

Banks – 1.3%
62,442	Banco Bilbao Vizcaya Argentaria SA	284,905
92,249	Banco Santander SA*	269,266
6,518	BNP Paribas SA*	312,575
12,167	China Merchants Bank Co. Ltd. Class H	93,173
24,129	Credit Agricole SA*	273,095

Shares	Description	Value

Common Stocks – (continued)
Banks – (continued)
2,201	HDFC Bank Ltd.*	$ 42,003
1,653	HDFC Bank Ltd. ADR*	119,181
13,121	ICICI Bank Ltd. ADR*	198,127
356,742	Industrial & Commercial Bank of China Ltd. Class H	227,555
1,710	KBC Group NV*	119,246
72,874	Sberbank of Russia PJSC	247,217

		2,186,343

Beverages – 0.2%
1,385	Pernod Ricard SA	261,020

Biotechnology* – 1.0%
5,449	Alexion Pharmaceuticals, Inc.(f)	835,495
1,943	Genmab A/S	773,595

		1,609,090

Capital Markets – 1.2%
992	BlackRock, Inc.	695,650
5,599	London Stock Exchange Group PLC	664,685
6,440	The Blackstone Group, Inc. Class A	432,704
5,587	XP, Inc.*	243,817

		2,036,856

Chemicals – 0.4%
3,575	Air Liquide SA	584,680
2,313	Tikkurila Oyj	92,167

		676,847

Communications Equipment – 0.6%
5,850	Acacia Communications, Inc.*(f)	669,240
25,802	Telefonaktiebolaget LM Ericsson Class B	324,884

		994,124

Diversified Consumer Services* – 0.0%
5,019	Gymboree Holding Corp.(d)	—
389	TAL Education Group ADR	29,906

		29,906

Diversified Telecommunication Services(a) – 0.6%
16,342	Cellnex Telecom SA	957,376

Electric Utilities – 0.4%
64,523	Enel SpA	639,938

Electrical Equipment – 0.6%
5,291	AMETEK, Inc.	599,259
2,881	Schneider Electric SE	421,665

		1,020,924

Electronic Equipment, Instruments & Components – 0.8%
5,578	Amphenol Corp. Class A	696,581
10,418	FLIR Systems, Inc.	542,257

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
11,857	Hollysys Automation
	Technologies Ltd.	$ 165,049

		1,403,887

Entertainment – 0.3%
279	Electronic Arts, Inc.	39,953
5,806	NetEase, Inc.	132,284
1,118	NetEase, Inc. ADR	128,559
217	Netflix, Inc.*	115,529

		416,325

Food Products – 0.5%
7,612	Nestle SA	853,279

Health Care Equipment & Supplies – 2.0%
4,996	Abbott Laboratories	617,456
3,969	Danaher Corp.	943,987
17,614	Stemline Therapeutics, Inc.*(d)	5,812
10,002	Varian Medical Systems, Inc.*(f)	1,756,051

		3,323,306

Hotels, Restaurants & Leisure – 0.8%
21,928	Entain PLC*	371,100
3,394	Evolution Gaming Group AB(a)	330,280
287	Flutter Entertainment PLC*	53,379
5,278	Hilton Worldwide Holdings, Inc.	535,136

		1,289,895

Household Durables – 0.1%
2,540	Sony Corp.	243,110

Insurance – 1.3%
3,707	Aon PLC Class A(g)	752,892
148	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	39,243
30,016	Ping An Insurance Group Co. of China Ltd. Class H	353,522
2,125	Trupanion, Inc.*	238,425
4,011	Willis Towers Watson PLC(f)	813,992

		2,198,074

Interactive Media & Services – 1.8%
370	Alphabet, Inc. Class A*	676,123
178	Alphabet, Inc. Class C*	326,762
43	Facebook, Inc. Class A*	11,108
700	Kuaishou Technology*(a)	10,383
111	Match Group, Inc.*	15,524
11,621	Snap, Inc. Class A*	615,216
14,977	Tencent Holdings Ltd.	1,334,500

		2,989,616

Internet & Direct Marketing Retail – 2.0%
1,649	Alibaba Group Holding Ltd. ADR*	418,566
212	Amazon.com, Inc.*	679,714
113	Booking Holdings, Inc.*	219,709
3,677	Expedia Group, Inc.	456,316
8,174	Grubhub, Inc.*(f)	615,257

Shares	Description	Value

Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
2,389	JD.com, Inc. ADR*	$ 211,880
355	MercadoLibre, Inc.*	631,726

		3,233,168

IT Services – 2.6%
1,944	Accenture PLC Class A	470,292
78	Adyen NV*(a)	162,944
1,843	Afterpay Ltd.*	188,142
1,582	Capgemini SE	228,616
3,705	Cognizant Technology Solutions Corp. Class A	288,805
3,703	Fidelity National Information Services, Inc.	457,172
4,806	Genpact Ltd.	183,974
2,375	GoDaddy, Inc. Class A*	186,628
1,301	Mastercard, Inc. Class A	411,493
109	MongoDB, Inc.*	40,287
9,606	Perspecta, Inc.	278,094
5,764	StoneCo Ltd. Class A*	414,432
12	VeriSign, Inc.*	2,329
12,287	Virtusa Corp.*(f)	627,251
1,442	Visa, Inc. Class A	278,667

		4,219,126

Life Sciences Tools & Services – 0.5%
4,333	Agilent Technologies, Inc.	520,697
506	Lonza Group AG	323,182

		843,879

Machinery – 0.3%
10,297	Navistar International Corp.*(f)	453,068
2,444	Neles Oyj	31,457

		484,525

Marine* – 0.1%
5,705	SEACOR Holdings, Inc.	238,127

Media* – 0.2%
500	Charter Communications, Inc. Class A	303,780

Metals & Mining – 0.5%
69,970	Glencore PLC*	233,569
27,385	Vale SA	440,200
7,669	Vale SA ADR	123,854

		797,623

Multi-Utilities – 0.1%
12,609	Algonquin Power & Utilities Corp.	210,125

Personal Products – 0.3%
940	L’Oreal SA	330,692
3,298	Unilever PLC	191,710

		522,402

Pharmaceuticals – 1.5%
9,242	AstraZeneca PLC	942,787

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – (continued)
1,614	Novartis AG	$ 146,140
12,553	Novo Nordisk A/S Class B	874,545
17,345	Recipharm AB*	477,406

		2,440,878

Professional Services – 0.9%
13,758	CoreLogic, Inc.(f)	1,035,840
4,590	IHS Markit Ltd.(f)	399,697
165	TransUnion	14,362
348	TriNet Group, Inc.*	25,790

		1,475,689

Road & Rail – 1.1%
3,749	Kansas City Southern	759,810
13,667	Uber Technologies, Inc.*	696,060
2,175	Union Pacific Corp.	429,497

		1,885,367

Semiconductors & Semiconductor Equipment – 4.6%
5,214	Advanced Micro Devices, Inc.*	446,527
6,283	Analog Devices, Inc.	925,674
2,795	ASML Holding NV	1,492,299
2,608	Inphi Corp.*(f)	439,735
11,756	Maxim Integrated Products, Inc.(f)	1,031,119
606	NVIDIA Corp.	314,871
4,291	Siltronic AG	731,288
25,827	Taiwan Semiconductor Manufacturing Co. Ltd.	545,812
828	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	100,618
4,091	Texas Instruments, Inc.	677,838
6,247	Xilinx, Inc.(f)	815,671

		7,521,452

Software – 3.8%
521	Adobe, Inc.*	239,019
2,220	Atlassian Corp. PLC Class A*	513,109
1,979	Avalara, Inc.*	296,850
2,215	Cloudflare, Inc. Class A*	169,802
283	HubSpot, Inc.*	105,333
2,323	Intuit, Inc.	839,137
5,880	Microsoft Corp.(g)	1,363,925
1,445	Pluralsight, Inc.*	30,056
6,436	RealPage, Inc.*	557,164
841	salesforce.com, Inc.*	189,696
327	ServiceNow, Inc.*	177,613
26,157	Slack Technologies, Inc. Class A*(f)	1,103,041
716	Splunk, Inc.*	118,161
2,489	Workday, Inc. Class A*	566,322

		6,269,228

Specialty Retail – 1.1%
77,086	Applegreen PLC*	533,222
34,873	GrandVision NV*(a)	1,036,843

Shares	Description	Value

Common Stocks – (continued)
Specialty Retail – (continued)
4,281	The TJX Cos., Inc.	$ 274,155

		1,844,220

Technology Hardware, Storage & Peripherals – 0.6%
1,095	Apple, Inc.	144,496
10,456	Samsung Electronics Co. Ltd.	764,407

		908,903

Tobacco – 0.5%
14,056	British American Tobacco PLC	510,765
3,982	Philip Morris International, Inc.	317,166

		827,931

Wireless Telecommunication Services – 0.7%
3,352	Orange Belgium SA	90,416
8,305	T-Mobile US, Inc.*	1,047,094

		1,137,510

TOTAL COMMON STOCKS (Cost $48,525,510)		$ 59,422,989

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations(c) – 6.2%
Collateralized Mortgage Obligations – 6.2%
Interest Only(h) – 3.8%
FHLMC REMIC Series 4723, Class KS (-1x1M USD LIBOR + 6.150%)
$4,585,768	6.024%	09/15/47	$ 882,930
FHLMC REMIC Series 4729, Class KS (-1x1M USD LIBOR + 6.150%)
3,465,479	6.024	11/15/47	667,233
GNMA REMIC Series 2020-118 Class IO
11,375,433	1.047	06/16/62	986,868
GNMA REMIC Series 2017-117, Class AS (-1x1M USD LIBOR + 6.200%)
5,595,726	6.069	08/20/47	1,173,823
GNMA REMIC Series 2019-156, Class IO
12,797,264	0.751	11/16/61	896,127
GNMA REMIC Series 2020-78, Class AS (-1x1M USD LIBOR + 6.150%)
3,864,199	6.019	06/20/50	864,997
GNMA REMIC Series 2020-78, Class SQ (-1x1M USD LIBOR + 6.150%)
2,045,309	6.019	06/20/50	416,058
GNMA REMIC Series 2020-81, Class IO
4,063,408	0.918	02/16/61	312,724

			6,200,760

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations (c)– (continued)
Regular Floater(a) – 1.2%
CHL GMSR Issuer Trust Series 2018-GT1, Class A (1M USD LIBOR + 2.750%)
$1,000,000	2.880%	05/25/23	$ 986,037
CHL GMSR Issuer Trust Series 2018-GT1, Class B (1M USD LIBOR + 3.500%)
1,000,000	3.630	05/25/23	947,530

			1,933,567

Sequential Floating Rate(a) – 1.2%
Banc of America Funding Corp. Series 2015-R3, Class 1A2
2,723,470	0.582	03/27/36	2,072,944

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $10,357,000)			$ 10,207,271

Asset-Backed Securities – 7.9%
Automotive(a) – 0.2%
Hertz Vehicle Financing II LP Series 2015-3A, Class A
$78,483	2.670%	09/25/21	$ 78,653
Hertz Vehicle Financing II LP Series 2016-4A, Class A
301,520	2.650	07/25/22	302,145

			380,798

Collateralized Loan Obligations(a) – 4.9%
AGL CLO 6 Ltd. Series 2020-6A, Class E(c) (3M USD LIBOR + 7.480%)
250,000	7.704	07/20/31	251,030
Business Jet Securities LLC Series 2019-1, Class A
908,136	4.212	07/15/34	930,313
Catamaran CLO Ltd. Series 2013-1A, Class DR(c) (3M USD LIBOR + 2.800%)
1,750,000	3.013	01/27/28	1,667,407
CVP CLO Ltd. Series 2017-2A, Class D(c) (3M USD LIBOR + 2.650%)
1,000,000	2.874	01/20/31	939,135
Shackleton CLO Ltd. Series 2013-3A, Class DR(c) (3M USD LIBOR + 3.020%)
1,500,000	3.261	07/15/30	1,437,033
Venture CLO Ltd. Series 2017-30A, Class D(c) (3M USD LIBOR + 3.000%)
1,500,000	3.241	01/15/31	1,449,287
Voya CLO Ltd. Series 2013-1A, Class CR(c) (3M USD LIBOR + 2.950%)
1,500,000	3.191	10/15/30	1,428,522

			8,102,727

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Home Equity(c) – 2.8%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W5, Class M1 (1M USD LIBOR + 0.690%)
$2,390,119	0.820%	01/25/36	$ 1,948,803
GE-WMC Asset-Backed Pass Through Certificates Series 2005-1, Class M2 (1M USD LIBOR + 0.690%)
2,121,614	0.820	10/25/35	1,916,737
Securitized Asset Backed Receivables LLC Trust Series 2006-FR3, Class A3 (1M USD LIBOR + 0.500%)
1,159,472	0.630	05/25/36	732,041

			4,597,581

TOTAL ASSET-BACKED SECURITIES (Cost $12,844,093)			$ 13,081,106

Foreign Debt Obligations – 5.5%
Croatia Government International Bond
$331,000	6.375%	03/24/21	$ 333,379
Dominican Republic(a)
517,000	5.300	01/21/41	532,187
517,000	4.500	01/30/30	538,649
683,000	4.875	09/23/32	725,687
Hungary Government Bond
140,000	6.375	03/29/21	141,400
Kingdom of Bahrain(a)
200,000	6.250	01/25/51	197,000
200,000	4.250	01/25/28	200,250
Qatar Government International Bond(a)
360,000	3.400	04/16/25	395,100
Republic of Serbia(a)
200,000	2.125	12/01/30	193,438
Republic of Argentina(b)
1,912,105	1.000	07/09/29	789,341
Republic of Brazil
671,000	2.875	06/06/25	693,143
Republic of Chiile(b)
668,000	3.100	01/22/61	675,724
Republic of Ecuador(i)
227,670	0.000	07/31/30	98,183
Republic of Indonesia
462,000	2.950	01/11/23	480,960
Republic of Ivory Coast
360,000	6.125	06/15/33	395,887
Republic of Kazakhstan
270,000	5.125	07/21/25	318,516

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Debt Obligations – (continued)
Republic of Kenya
$360,000	8.000%	05/22/32	$ 413,437
Republic of Romania(a)
346,000	3.000	02/14/31	367,192
Republic of South Africa
300,000	4.850	09/30/29	310,313
Republic of Uruguay(b)
109,039	4.375	01/23/31	131,392
Romanian Government International Bond
124,000	6.750	02/07/22	131,673
State of Israel(j)
512,000	4.500	04/03/20	660,480
Ukraine Government International Bond
331,000	7.750	09/01/23	360,583

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $8,994,541)			$ 9,083,914

U.S. Treasury Obligation – 1.6%
United States Treasury Bonds
$2,668,000	1.625%	11/15/50	$ 2,535,851
(Cost $2,527,825)

Shares	Description	Value

Exchange Traded Fund – 3.5%
66,400	iShares iBoxx High Yield Corporate Bond ETF	$ 5,774,808
(Cost $5,410,210)

Shares	Dividend Rate	Value

Preferred Stocks – 0.2%
Auto Manufacturers – 0.2%
Volkswagen AG
1,965	3.000%	$ 371,484
(Cost $357,083)

Investment Company – 27.9%(k)
Goldman Sachs Financial Square Government Fund - Institutional Shares
46,028,911	0.026%	$ 46,028,911
(Cost $46,028,911)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT – 92.0% (Cost $141,112,966)		$151,774,565

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments(i) – 4.0%
U.S. Treasury Obligation – 4.0%
United States Cash Management Bills
$ 270,000	0.000%		04/06/21	$ 269,962
275,000	0.000		04/13/21	274,971
515,000	0.000	(g)	04/20/21	514,950
170,000	0.000		04/27/21	169,972
345,000	0.000		05/04/21	344,921
200,000	0.000		06/01/21	199,943
170,000	0.000		06/08/21	169,958
United States Treasury Bills
130,000	0.000		02/02/21	130,000
435,000	0.000		02/11/21	434,996
510,000	0.000		02/16/21	509,993
10,000	0.000		02/18/21	10,000
810,000	0.000	(g)	02/25/21	809,979
170,000	0.000		03/02/21	169,994
215,000	0.000		03/09/21	214,988
350,000	0.000		03/11/21	349,984
250,000	0.000		03/16/21	249,984
110,000	0.000		03/18/21	109,992
30,000	0.000		04/01/21	29,998
155,000	0.000		04/08/21	154,985
610,000	0.000	(g)	04/15/21	609,936
425,000	0.000	(g)	04/22/21	424,949
280,000	0.000		05/13/21	279,954
90,000	0.000		05/27/21	89,980
United States Treasury Bill – When issued
130,000	0.000		03/30/21	129,990

TOTAL SHORT-TERM INVESTMENTS (Cost $6,654,011)				$ 6,654,379

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 96.0% (Cost $147,766,977)				$158,428,944

Shares	Description	Value

Common Stocks Sold Short – (3.1)%
Aerospace & Defense – (0.2)%
747	Teledyne Technologies, Inc.	$ (266,687)

Capital Markets – (0.2)%
1,233	S&P Global, Inc.	(390,861)

Insurance – (0.5)%
4,329	Aon PLC Class A	(879,220)

Internet & Direct Marketing Retail(a) – (0.4)%
5,483	Just Eat Takeaway.com NV	(628,822)

Pharmaceuticals – (0.4)%
11,572	AstraZeneca PLC ADR	(585,543)

Semiconductors & Semiconductor Equipment – (1.2)%
10,443	Advanced Micro Devices, Inc.	(894,339)
7,407	Analog Devices, Inc.	(1,091,273)

		(1,985,612)

Software – (0.2)%
1,738	salesforce.com, Inc.	(392,023)

TOTAL COMMON STOCKS SOLD SHORT (Cost $(4,984,828))		$ (5,128,768)

TOTAL SECURITIES SOLD SHORT – (3.1)% ( Cost $ (4,984,828))		$ (5,128,768)

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.1%		11,725,610

NET ASSE TS – 100.0%		$165,025,786

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on January 31, 2021.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Security is currently in default.

(f)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $3,770,357, which represents approximately 2.5% of net assets as of January 31, 2021.

(g)	All or a portion of security is segregated as collateral for option

(h)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Actual maturity date is April 03, 2120.

(k)	Represents an affiliated issuer.

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CNH	— Chinese Yuan Renminbi Offshore
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar

Investment Abbreviations:
ADR	— American Depositary Receipt
CLO	— Collateralized Loan Obligation
CMT	— Constant Maturity Treasury Indexes
ETF	— Exchange Traded Fund
FHLMC	— Federal Home Loan Mortgage Corp.
GNMA	— Government National Mortgage Association
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
REMIC	— Real Estate Mortgage Investment Conduit

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS – At January 31, 2021, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Deutsche Bank AG	CAD	800,000	JPY	65,165,960	03/03/21	$3,350
	CAD	500,000	USD	389,221	03/03/21	1,822
	CNH	650,455	USD	100,000	03/03/21	651
	EUR	125,000	AUD	197,930	03/03/21	504
	EUR	300,000	GBP	265,647	03/03/21	282
	EUR	1,500,000	JPY	189,398,190	03/03/21	12,882
	EUR	1,125,000	USD	1,363,935	03/03/21	2,251
	EUR	402,000	USD	486,841	03/19/21	1,555
	GBP	444,998	EUR	500,000	03/03/21	2,618
	GBP	375,000	JPY	53,263,088	03/03/21	5,240
	GBP	375,000	USD	512,110	03/03/21	1,778
	GBP	822,000	USD	1,115,866	03/19/21	10,708
	HUF	71,696,583	EUR	200,000	03/03/21	746
	JPY	16,053,200	AUD	200,000	03/03/21	427
	NOK	862,343	USD	100,000	03/03/21	676
	NZD	800,000	JPY	59,461,960	03/03/21	7,042
	NZD	100,000	USD	71,824	03/03/21	37
	SEK	16,000	USD	1,909	03/19/21	7
	TWD	2,796,895	USD	100,000	03/02/21	107
	USD	230,188	AUD	300,000	03/03/21	872
	USD	2,045,905	CAD	2,600,000	03/03/21	12,484
	USD	1,125,795	CHF	1,000,000	03/03/21	2,131
	USD	456,681	EUR	375,000	03/03/21	1,285
	USD	2,936,003	EUR	2,406,000	03/19/21	12,927
	USD	342,735	GBP	250,000	03/03/21	142
	USD	34,352	GBP	25,000	03/19/21	90
	USD	3,966,789	JPY	412,500,000	03/03/21	27,528
	USD	248,415	MXN	5,000,000	03/03/21	5,329
	USD	100,000	NOK	848,123	03/03/21	984
	USD	144,428	NZD	200,000	03/03/21	706
	USD	300,000	RUB	22,369,940	03/03/21	5,122
	USD	465,125	SEK	3,837,000	03/19/21	5,701
	USD	200,000	TWD	5,586,237	02/17/21	365
	USD	200,000	TWD	5,581,000	02/22/21	458
	USD	200,000	TWD	5,589,600	02/26/21	75
JPMorgan Securities, Inc.	USD	100,876	EUR	83,000	03/17/21	44
MS & Co. Int. PLC	GBP	152,000	USD	203,555	03/17/21	4,762

TOTAL						$133,688

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG	AUD	196,921	EUR	125,000	03/03/21	$(1,275)
	AUD	800,000	JPY	64,148,660	03/03/21	(1,093)
	AUD	1,200,000	USD	928,360	03/03/21	(11,096)
	CAD	2,000,000	USD	1,583,588	03/03/21	(19,418)
	CHF	152,160	GBP	125,000	03/03/21	(320)
	CHF	1,625,000	USD	1,832,902	03/03/21	(6,949)
	EUR	200,000	GBP	177,944	03/03/21	(971)
	EUR	200,000	HUF	72,061,518	03/03/21	(1,986)
	EUR	2,250,000	USD	2,734,787	03/03/21	(2,414)
	EUR	349,000	USD	426,303	03/19/21	(2,300)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Deutsche Bank AG (continued)	GBP	176,945	EUR	200,000	03/03/21	$(397)
	GBP	500,000	USD	685,713	03/03/21	(528)
	GBP	25,000	USD	34,353	03/19/21	(90)
	JPY	16,319,400	CAD	200,000	03/03/21	(571)
	JPY	150,844,470	EUR	1,200,000	03/03/21	(16,743)
	JPY	53,116,063	GBP	375,000	03/03/21	(6,645)
	JPY	74,541,720	NZD	1,000,000	03/03/21	(6,756)
	JPY	125,000,000	USD	1,205,816	03/03/21	(12,102)
	MXN	5,500,000	USD	272,258	03/03/21	(4,863)
	NZD	100,000	USD	71,969	03/03/21	(108)
	RUB	14,753,380	USD	200,000	03/03/21	(5,523)
	SEK	26,000	USD	3,134	03/19/21	(22)
	TRY	1,477,973	USD	200,000	03/03/21	(557)
	TWD	5,584,600	USD	200,000	02/17/21	(423)
	TWD	5,590,400	USD	200,000	02/22/21	(122)
	TWD	2,793,759	USD	100,000	02/26/21	(75)
	USD	609,509	AUD	800,000	03/03/21	(2,000)
	USD	500,000	CNH	3,247,424	03/03/21	(2,504)
	USD	2,423,787	EUR	2,000,000	03/03/21	(4,988)
	USD	689,431	EUR	569,000	03/19/21	(1,855)
	USD	765,122	GBP	562,500	03/03/21	(5,712)
	USD	884,295	GBP	651,000	03/19/21	(7,918)
	USD	927,141	NZD	1,300,000	03/03/21	(7,051)
	USD	27,404	SEK	229,000	03/19/21	(16)
	USD	100,000	SGD	133,068	03/03/21	(169)
JPMorgan Securities, Inc.	EUR	83,000	USD	100,932	03/17/21	(100)
	USD	80,326	GBP	59,000	03/17/21	(535)

TOTAL						$(136,195)

FUTURES CONTRACTS — At January 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
2 Year German Euro-Schatz	5	03/08/21	$681,529	$(166)
2 Year U.S. Treasury Notes	3	03/31/21	662,930	6
20 Year U.S. Treasury Bonds	3	03/22/21	506,156	(2,784)
5 Year German Euro-Bund	3	03/08/21	492,398	(268)
Amsterdam Exchanges Index	1	02/19/21	154,458	(1,907)
Bank Accept Index	1	03/14/22	194,565	(21)
Brent Crude	2	02/26/21	110,080	(1,222)
Brent Crude	2	03/31/21	109,620	(1,162)
CAC40 Index	3	02/19/21	196,449	(3,679)
Coffee	1	03/25/21	13,060	(101)
Copper	1	02/02/21	196,560	28,526
Copper	1	02/03/21	196,554	22,909
Copper	1	02/16/21	196,575	17,997
Copper	2	02/19/21	392,875	35,319
Copper	2	02/26/21	392,850	12,758
Copper	1	03/08/21	196,444	3,634
Copper	2	03/22/21	392,762	452
Copper	1	03/24/21	196,369	866
Copper	1	04/12/21	196,416	(2,380)
Copper	1	04/14/21	196,425	(3,016)
Copper	1	04/22/21	196,350	(2,396)
Copper	1	04/26/21	196,385	(4,268)
Copper	1	04/28/21	196,397	(93)
Copper	2	04/29/21	392,800	(1,331)
Corn	1	03/12/21	27,350	1,686
Corn	1	12/14/21	22,263	460
Crude Oil	1	02/19/21	26,100	(189)
Crude Oil	4	02/22/21	208,800	(1,846)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts (continued)
Crude Oil	1	03/12/21	$26,772	$358
Crude Oil	1	04/15/21	21,583	1,199
DJIA E-Mini Index	1	03/19/21	149,395	(3,491)
E-mini Russell 2000 Index	1	03/19/21	103,410	(1,661)
Euro Stoxx 50 Index	4	03/19/21	168,829	(2,538)
Eurodollars	1	03/13/23	249,300	24
FTSE 100 Index	3	03/19/21	261,466	(8,332)
FTSE/MIB Index	1	03/19/21	130,687	(2,592)
Gold 100 Oz	2	04/28/21	370,060	797
Gold Mini	4	12/23/21	237,071	525
H-Shares Index	5	02/25/21	362,300	(13,805)
Hang Seng Index	4	02/25/21	730,507	(10,247)
Japan 10 Year Government Bonds	3	03/15/21	4,348,274	(2,869)
Korea 3 Year Bonds	2	03/16/21	199,499	14
Kospi 200 Index	4	03/11/21	361,568	(5,184)
Lead	1	02/02/21	50,213	4,421
Lead	1	02/03/21	50,224	4,428
Lead	1	02/04/21	50,236	5,183
Lead	1	02/09/21	50,294	3,829
Lead	1	02/10/21	50,306	3,765
Lead	4	02/12/21	201,317	12,898
Lead	2	02/16/21	100,751	3,709
Lead	1	02/17/21	50,387	1,861
Lead	2	02/26/21	100,853	(2,903)
Lead	2	03/02/21	100,926	(2,785)
Lead	1	03/22/21	50,544	1,641
Lead	1	04/06/21	50,554	676
Lean Hogs	1	04/15/21	30,660	798
Low Sulphur Gas Oil	2	03/11/21	90,450	(877)
Mexican Peso	2	03/15/21	48,470	(1,218)
Nickel	2	02/09/21	211,845	19,827
Nickel	1	02/10/21	105,928	11,215
Nickel	2	02/12/21	211,878	20,682
Nickel	2	02/19/21	211,914	20,508
Nickel	3	02/23/21	317,912	24,816
Nickel	1	02/24/21	105,974	9,041
Nickel	2	02/25/21	211,955	16,574
Nickel	2	02/26/21	211,962	14,736
Nickel	1	03/02/21	105,995	9,602
Nickel	1	03/10/21	106,023	5,010
Nickel	2	03/11/21	212,052	5,172
Nickel	1	03/22/21	106,044	6,387
Nickel	1	04/15/21	106,116	(4,245)
Nickel	1	04/21/21	106,125	(4,158)
Nikkei 225 Index	7	03/11/21	974,738	(30,335)
Platinum	2	04/28/21	107,920	(1,199)
Primary Aluminum	2	02/02/21	99,094	6,564
Primary Aluminum	2	02/03/21	99,069	3,014
Primary Aluminum	1	02/04/21	49,522	1,494
Primary Aluminum	1	02/05/21	49,510	2,019
Primary Aluminum	1	02/10/21	49,347	1,794
Primary Aluminum	1	02/11/21	49,335	1,618
Primary Aluminum	1	02/19/21	49,254	(561)
Primary Aluminum	1	02/24/21	49,201	(2,108)
Primary Aluminum	2	02/26/21	98,329	(3,464)
Primary Aluminum	1	03/01/21	49,147	(1,256)
Primary Aluminum	1	03/03/21	49,157	(2,341)
Primary Aluminum	1	03/08/21	49,181	(1,222)
Primary Aluminum	1	03/15/21	49,195	(823)
Primary Aluminum	1	04/06/21	49,347	(1,083)
Primary Aluminum	1	04/12/21	49,390	(863)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts (continued)
Primary Aluminum	1	04/19/21	$49,397	$69
Primary Aluminum	1	04/20/21	49,391	(112)
Primary Aluminum	1	04/26/21	49,425	(1,131)
SET 50 Index	1	03/30/21	6,077	(155)
Silver	1	03/29/21	134,570	3,018
Soybean	1	03/12/21	68,500	(3,165)
U.S. Dollar Index	3	02/15/21	29,979	434
Ultra Long U.S. Treasury Bonds	2	03/22/21	409,437	(1,689)
WIG 20 Index	1	03/19/21	10,470	20
Zinc	1	02/04/21	63,936	(305)
Zinc	1	02/16/21	64,032	(2,671)
Zinc	1	02/18/21	64,012	(4,718)
Zinc	1	04/06/21	64,344	(5,384)
Zinc	1	04/27/21	64,475	(53)

Total				$195,981

Short position contracts:
10 Year German Euro-Bund	(20)	03/08/21	(4,302,033)	(2,980)
10 Year U.K. Long Gilt	(5)	03/29/21	(918,480)	121
10 Year U.S. Treasury Notes	(28)	03/22/21	(3,836,875)	1,820
3 Month Euribor	(1)	03/14/22	(305,102)	—
5 Year U.S. Treasury Notes	(21)	03/31/21	(2,643,375)	(1,734)
British Pound	(1)	03/15/21	(85,656)	5
Canada 10 Year Government Bonds	(3)	03/22/21	(346,299)	247
CBOE Volatility Index	(5)	02/17/21	(161,930)	(34,988)
CBOE Volatility Index	(17)	03/17/21	(551,149)	(38,477)
Coffee	(1)	03/19/21	(46,106)	335
Copper	(1)	02/02/21	(196,560)	(22,941)
Copper	(1)	02/03/21	(196,554)	(26,144)
Copper	(1)	02/16/21	(196,575)	(19,903)
Copper	(2)	02/19/21	(392,875)	(24,603)
Copper	(2)	02/26/21	(392,850)	(15,860)
Copper	(1)	03/08/21	(196,444)	(336)
Copper	(2)	03/22/21	(392,763)	(1,894)
Copper	(1)	03/24/21	(196,369)	(227)
Copper	(2)	03/29/21	(177,800)	1,047
Copper	(1)	04/12/21	(196,416)	3,081
Copper	(1)	04/14/21	(196,425)	2,347
Copper	(1)	04/22/21	(196,350)	2,734
Copper	(2)	04/26/21	(392,770)	4,461
Copper	(2)	04/28/21	(392,794)	(1,738)
Crude Oil	(1)	06/30/21	(16,741)	(39)
DAX Index	(1)	03/19/21	(407,813)	(1,214)
Euro Buxl 30 Year Bonds	(4)	03/08/21	(1,074,234)	(4,007)
FCOJ Index	(1)	03/11/21	(16,590)	710
French 10 Year Government Bonds	(5)	03/08/21	(1,013,739)	(718)
FTSE/JSE Top 40 Index	(1)	03/18/21	(37,909)	1,068
Gold Mini	(1)	12/22/21	(5,927)	(41)
Lead	(1)	02/02/21	(50,212)	(5,378)
Lead	(1)	02/03/21	(50,224)	(4,721)
Lead	(1)	02/04/21	(50,236)	(4,471)
Lead	(1)	02/09/21	(50,294)	(3,491)
Lead	(1)	02/10/21	(50,306)	(3,498)
Lead	(4)	02/12/21	(201,317)	(8,073)
Lead	(2)	02/16/21	(100,752)	(5,545)
Lead	(1)	02/17/21	(50,387)	(2,315)
Lead	(2)	02/26/21	(100,853)	2,731
Lead	(2)	03/02/21	(100,926)	1,768
Lead	(1)	03/22/21	(50,544)	(718)
Lead	(1)	04/06/21	(50,554)	(570)
MSCI EAFE Index	(1)	03/19/21	(105,775)	219
MSCI Emerging Markets Index	(1)	03/19/21	(66,305)	(131)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts (continued)
Nickel	(2)	02/09/21	$(211,845)	$(23,331)
Nickel	(1)	02/10/21	(105,928)	(11,491)
Nickel	(2)	02/12/21	(211,878)	(19,760)
Nickel	(2)	02/19/21	(211,914)	(16,838)
Nickel	(3)	02/23/21	(317,912)	(30,191)
Nickel	(1)	02/24/21	(105,974)	(8,372)
Nickel	(2)	02/25/21	(211,955)	(19,241)
Nickel	(2)	02/26/21	(211,962)	(15,594)
Nickel	(1)	03/02/21	(105,995)	(8,327)
Nickel	(1)	03/10/21	(106,023)	(2,331)
Nickel	(2)	03/11/21	(212,052)	(8,044)
Nickel	(1)	03/22/21	(106,044)	(267)
Nickel	(1)	04/15/21	(106,116)	1,581
Nickel	(1)	04/21/21	(106,125)	4,272
Primary Aluminum	(2)	02/02/21	(99,094)	(3,099)
Primary Aluminum	(2)	02/03/21	(99,069)	(5,362)
Primary Aluminum	(1)	02/04/21	(49,522)	(3,075)
Primary Aluminum	(1)	02/05/21	(49,509)	(1,500)
Primary Aluminum	(1)	02/10/21	(49,347)	(1,661)
Primary Aluminum	(1)	02/11/21	(49,334)	469
Primary Aluminum	(1)	02/19/21	(49,254)	1,024
Primary Aluminum	(1)	02/24/21	(49,200)	521
Primary Aluminum	(2)	02/26/21	(98,329)	4,357
Primary Aluminum	(1)	03/01/21	(49,147)	1,862
Primary Aluminum	(1)	03/03/21	(49,157)	1,478
Primary Aluminum	(1)	03/08/21	(49,181)	701
Primary Aluminum	(1)	03/15/21	(49,195)	1,839
Primary Aluminum	(1)	04/06/21	(49,347)	1,537
Primary Aluminum	(1)	04/12/21	(49,390)	1,010
Primary Aluminum	(1)	04/19/21	(49,397)	(450)
Primary Aluminum	(1)	04/20/21	(49,391)	1,047
Primary Aluminum	(1)	04/26/21	(49,425)	822
Primary Aluminum	(2)	04/27/21	(98,862)	694
S&P 500 E-Mini Index	(9)	03/19/21	(1,667,340)	62,686
Swiss Franc	(1)	03/15/21	(140,513)	136
Topix Index	(1)	03/11/21	(172,228)	2,051
Ultra 10 Year U.S. Treasury Notes	(4)	03/22/21	(615,313)	3,215
Wheat	(2)	03/12/21	(65,050)	(342)
XAY Consumer Discretionary	(1)	03/19/21	(163,540)	5,679
Zinc	(1)	02/04/21	(63,936)	(864)
Zinc	(1)	02/16/21	(64,032)	4,608
Zinc	(1)	02/18/21	(64,012)	5,034
Zinc	(1)	04/06/21	(64,344)	7,328
Zinc	(1)	04/26/21	(64,469)	2,216
Zinc	(1)	04/27/21	(64,475)	72

Total				$(277,962)

TOTAL FUTURES CONTRACTS				$(81,981)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS #

Reference Obligation/Index (a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)

Accton Tech Corp.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	77	$(6,095)
Adobe, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	13	(730)
Advanced Micro Devices, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	237	(18,273)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS # (continued)

Reference Obligation/Index (a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)

Alphabet, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	19	$956
Alphabet, Inc. Class C	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	17	944
Amazon.com, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	19	(78)
ASML Holding NV	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	77	4,360
Ceridian HCM Holding, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	303	(24,615)
Cognizant Technology Solutions	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	76	(1,999)
Electronic Arts	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	70	907
Facebook, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	64	(3,020)
Genpact Ltd.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	481	(33,390)
Guidewire Software, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	214	(20,095)
Hubspot, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	41	(1,061)
iShares Expanded Tech- Software Sector ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	348	(339)
iShares Russell 2000 Growth ETF	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	258	(13,016)
Match Group, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	54	(3,782)
MediaTek, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	269	24,958
Micron Technology	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	55	702
Netflix, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	42	(2,189)
Salesforce.com, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	43	766
ServiceNow, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	37	775
Skyworks Solutions	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	112	9,276
Snap, Inc. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	75	3,917
Splunk, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	4	(40)
Stoneco Ltd. Class A	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	30	(3,927)
T-Mobile US, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	122	(5,403)
TransUnion	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	22	(2,000)
Varonis Systems, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	37	207
sVeriSign, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	4	(262)
Zscaler, Inc.	1M USD LIBOR	JPMorgan Securities, Inc.	05/05/23	150	4,780
Adobe, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	161	218
Alphabet, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	181	10,453

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS # (continued)

Reference Obligation/Index (a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)

Alphabet, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	296	$16,992
Alphabet, Inc. Class C	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	340	19,439
Amazon.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	717	23,431
Atlassian Corp PLC	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	12	430
Brookfield Property Partners	0.080%	MS & Co. Int. PLC	02/02/22	11	(187,312)
Carrefour	0.480	MS & Co. Int. PLC	07/07/21	10	(202,703)
Codemasters Group Holdings PLC	0.050	MS & Co. Int. PLC	08/12/22	32	(261,165)
Cognizant Technology Solutions	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	189	(5,428)
CoStar Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	289	15,482
Electronic Arts	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	134	4,025
Facebook, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	227	6,238
FleetCor Technologies, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	331	(28,105)
G4S PLC	0.050	MS & Co. Int. PLC	08/12/22	261	(922,784)
Global Payments, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	994	(77,310)
Goco Group PLC	0.050	MS & Co. Int. PLC	08/12/22	30	(51,582)
GoDaddy, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	131	(3,828)
HubSpot, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	174	(5,633)
Intuit, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	110	(2,934)
Invesco QQQ Trust	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	166	(1,434)
iShares Expanded Tech- Software Sector ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	4,025	(11,222)
iShares Russell 2000 Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	5,452	119,996
iShares Russell Mid-Capital Growth ETF	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	1,421	35,504
Kaz Minerals PLC	0.050	MS & Co. Int. PLC	08/12/22	5	(46,927)
Marvell Technology Group Ltd.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	536	7,219
Mastercard, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	229	(4,984)
Match Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	421	(30,674)
MediaTek, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	46	1,275
Micron Technology	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	154	(4,683)
MongoDB, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	249	5,739
Monmouth Real Estate Investment Corp.	0.080	MS & Co. Int. PLC	02/02/22	10	(180,987)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS # (continued)

Reference Obligation/Index (a)	Financing Rate Paid by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)

Netflix, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	194	$13,433
PayPal Holdings, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	349	(8,042)
Rsa Insurance Group PLC	0.050%	MS & Co. Int. PLC	08/12/22	70	(648,689)
Salesforce.com, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	373	21,630
ServiceNow, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	482	27,503
Signature Aviation PLC	0.050	MS & Co. Int. PLC	08/12/22	122	(709,899)
Skyworks Solutions	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	277	31,381
Splunk, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	92	(2,674)
Stellantis NV	(0.480)	MS & Co. Int. PLC	07/07/21	216	(3,875)
Suez SA	0.480	MS & Co. Int. PLC	07/07/21	19	(380,628)
T-Mobile U.S., Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	72	(691)
TransUnion	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	285	(13,263)
TriNet Group, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	576	(45,016)
Valmet Oyj	0.000	MS & Co. Int. PLC	07/07/21	1	24,387
VeriSign, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	260	(1,655)
Visa, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	167	(6,922)
WEX, Inc.	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	265	(16,300)
William Hill PLC	0.050	MS & Co. Int. PLC	08/12/22	296	(1,088,371)
Workday, Inc. Class A	1M USD LIBOR	MS & Co. Int. PLC	05/15/23	169	3,761

TOTAL					$(4,654,950)

#	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(a)	Payments made monthly.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At January 31, 2021, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
Advanced Micro
Devices, Inc.	$97.50	06/18/2021	47	$4,700	$35,720	$54,066	$(18,346)
Alphabet, Inc.	1,800.00	06/18/2021	3	300	53,400	35,419	17,981
Analog Devices, Inc.	60.00	06/18/2021	39	3,900	341,055	242,079	98,976
Booking Holdings, Inc.	2,040.00	04/16/2021	2	200	23,900	28,355	(4,455)
Intuit, Inc.	380.00	04/16/2021	28	2,800	48,860	52,174	(3,314)
Micron Technology, Inc.	72.50	04/16/2021	92	9,200	96,600	58,476	38,124
Micron Technology, Inc.	80.00	04/16/2021	79	7,900	50,758	52,767	(2,009)

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITIES CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts (continued)
Calls (continued)
Micron Technology, Inc.	$25.00	06/18/2021	132	$13,200	$708,840	$441,299	$267,541
Microsoft Corp.	220.00	03/19/2021	52	5,200	95,160	41,623	53,537
The Boeing Co.	210.00	05/21/2021	33	3,300	52,552	60,101	(7,549)
The TJX Cos., Inc.	35.00	04/16/2021	39	3,900	114,270	102,601	11,669
The Walt Disney Co.	150.00	04/16/2021	29	2,900	68,150	32,361	35,789
The Walt Disney Co.	175.00	04/16/2021	28	2,800	26,110	28,479	(2,369)
The Walt Disney Co.	60.00	01/21/2022	51	5,100	555,900	430,828	125,072
Transdigm Group, Inc.	360.00	05/21/2021	12	1,200	246,600	298,422	(51,822)

			666	$66,600	$2,517,875	$1,959,050	$558,825

Puts
Amazon.Com, Inc.	3,100.00	03/19/2021	2	200	28,355	23,197	5,158
Charter Communications, Inc.	590.00	06/18/2021	5	500	18,825	16,356	2,469
Invesco QQQ Trust	303.00	02/19/2021	48	4,800	30,120	31,168	(1,048)
Marvell Technology Group Ltd.	39.00	02/19/2021	92	9,200	1,334	27,713	(26,379)
Marvell Technology Group Ltd.	50.00	03/19/2021	96	9,600	35,520	30,916	4,604
Salesforce.Com, Inc.	230.00	03/19/2021	3	300	4,920	5,434	(514)
Uber Technologies, Inc.	45.00	03/19/2021	136	13,600	27,812	28,742	(930)

			382	$38,200	$146,886	$163,526	$(16,640)

Total purchased option contracts			1,048	$104,800	$2,664,761	$2,122,576	$542,185

Written option contracts
Calls
Acacia Communications, Inc.	85.00	02/19/2021	(2)	(200)	(5,900)	(854)	(5,046)
Acacia Communications, Inc.	90.00	02/19/2021	(2)	(200)	(5,140)	(603)	(4,537)
Amazon.Com, Inc.	3,300.00	03/19/2021	(2)	(200)	(30,385)	(36,283)	5,898
Charter Communications, Inc.	655.00	06/18/2021	(5)	(500)	(15,050)	(14,096)	(954)
Perspecta, Inc.	30.00	03/19/2021	(48)	(4,800)	(1,560)	(1,126)	(434)
Pluralsight, Inc.	22.50	04/16/2021	(14)	(1,400)	(910)	(1,021)	111
Uber Technologies, Inc.	60.00	03/19/2021	(136)	(13,600)	(21,828)	(24,770)	2,942

			(209)	$(20,900)	$(80,773)	$(78,753)	$(2,020)

Puts
Marvell Technology Group Ltd.	33.00	02/19/2021	(92)	(9,200)	(736)	(9,461)	8,725
Marvell Technology Group Ltd.	45.00	03/19/2021	(96)	(9,600)	(15,120)	(12,546)	(2,574)

			(188)	$(18,800)	$(15,856)	$(22,007)	$6,151

Total written option contracts			(397)	$(39,700)	$(96,629)	$(100,760)	$4,131

TOTAL			651	$65,100	$2,568,132	$2,021,816	$546,316

Abbreviations:
MS & Co. Int. PLC — Morgan Stanley & Co. International PLC

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS

Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity — MMA IV, Ltd. (a “Subsidiary”), Cayman Islands exempted companies, respectively, and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of Janurary 31, 2021, the Fund’s net assets were $165,025,786 of which, $3,827,838, or 2.3%, represented the Cayman Commodity — MMA IV, Ltd.’s net assets.

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The Level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest Level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and it generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of January 31, 2021:

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$5,267,112	$1,119
Mortgage-Backed Obligations	—	10,207,271	—
Asset-Backed Securities	—	13,081,106	—
Foreign Debt Obligations	—	9,083,914	—
U.S. Treasury Obligations	2,535,851	—	—
Common Stock and/or Other Equity Investments(a)
Asia	1,371,886	3,746,749	—
Australia and Oceania	513,109	188,142	—
Europe	4,232,441	13,959,776	—
North America	34,182,771	—	5,812
South America	1,222,303	—	—
Exchange Traded Fund	5,774,808	—	—
Investment Company	46,028,911	—	—
Preferred Stock	—	371,484	—
Short-term Investments	6,654,379	—	—

Total	$102,516,459	$55,905,554	$6,931

Liabilities
Common Stock and/or Other Equity Investments(a)
North America	$(3,914,403)	$—	$—
Europe	(585,543)	(628,822)	—

Total	$(4,499,946)	$(628,822)	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Investment Type	Level 1	Level 2	Level 3

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$133,688	$—
Futures Contracts(b)	493,286	—	—
Total Return Swap Contracts(b)	—	441,084	—
Options Purchased	2,664,761	—	—

Total	$3,158,047	$574,772	$—

Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(136,195)	$—
Futures Contracts(b)	(575,267)	—	—
Total Return Swap Contracts(b)	—	(5,096,034)	—
Written option contracts	(96,629)	—	—

Total	$(671,896)	$(5,232,229)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk —The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates. In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

Interest Rate Risk— When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk —The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s/ NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’sexpense ratio. Similarly, large Fund share purchases may adversely affect the Fund’sperformance to the extent that the Fundis delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund shas unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited. To the extent that the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV.

Tax Risk —The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

January 31, 2021 (Unaudited)

NOTES TO THE CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. The IRS recently issued final regulations that, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income either if (A) there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Fund has obtained an opinion of counsel that the Fund’s income from investments in the Subsidiary should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’ income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.